UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

Ellsworth Growth and Income Fund Ltd.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

James A. Dinsmore
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
(a)	The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd.

Annual Report — September 30, 2022

(Y)our Portfolio Management Team

Thomas H. Dinsmore, CFA	James A. Dinsmore, CFA
BS, Wharton School	BA, Cornell University
of Business	MBA, Rutgers University
MA, Fairleigh Dickinson
University

To Our Shareholders,

For the fiscal year ended September 30, 2022, the net asset value (NAV) total return of the Ellsworth Growth and Income Fund Ltd. was (28.8)%, compared with total returns of (20.0)% and (21.0)% for the ICE Bank of America U.S. Convertibles Index and the Bloomberg Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was (31.7)%. The Fund’s NAV per share was $9.25, while the price of the publicly traded shares closed at $8.01 on the NYSE American. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2022.

Investment Objective and Strategy

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Fiscal Year 2022 was a difficult year across asset classes and convertibles were no exception. While convertibles outperformed their underlying equities, absolute performance has been disappointing. Convertible performance was driven lower by underlying equity multiple compression coupled with increasing credit spreads and rising interest rates. This perfect storm led to the worst year in our market since the financial crisis in 2008.

In the first fiscal quarter, we saw a rotation in the market from growth to value as rising interest rates brought growth stock valuations into question. This had an outsized impact on the convertible market as many have been issued by growing companies. Convertibles outperformed their underlying equities, but underperformed the broader equity markets in the quarter. Volatility accelerated in our second fiscal quarter as war, inflation, and interest rates combined to weigh on the market. While convertibles remained less volatile than their underlying equities, the market was still negatively impacted by these three major factors that led to investor redemptions, contracting growth multiples, and increasing credit spreads. With general uncertainty, issuance slowed significantly. These same factors continued into our third quarter. The Federal Reserve stepped up their fight against inflation in June and it became clear that they are willing to tip the economy into recession to slow rising prices. Equities and convertibles hit new lows as a result. Since then, investors have become very focused on any economic data points which would cause the Fed to pivot or pause the current rate hike cycle. This led to positive performance through the first six weeks of our fiscal Q4. The convertible market seemed to find its footing and was once again driven higher by underlying equity performance. Issuance returned in August, and we had an opportunity to invest in new convertibles at more attractive terms than we have seen in some time. As the fiscal year came to an end, the Fed reiterated its hawkish stance bringing equity markets to new lows. The convertible market moved lower as well but did not dip below the June low.

As markets have moved lower this year, many convertibles have become “busted” fixed income equivalents that trade based on yield to maturity. Some of these have traded below levels that we believe are reflective of the issuer’s credit. As this area of our market has grown, we have added some of these issues to our portfolio opportunistically. Our focus remains on building a portfolio that offers total returns through a mix of income and capital appreciation and the majority of our holdings still have some equity sensitivity. With equity valuations at more reasonable levels than they have been in some time, we believe there is a greater opportunity for asymmetrical returns as we move forward. Finally, this year is likely to see the least amount of convertible issuance since 2012. We believe there are many companies on the sidelines hoping for better market conditions. What we saw in August and September was encouraging that issuance should start to pick up at more attractive terms for investors. Typically, this type of issuance performs very well as we emerge from the market downturn.

Among our stronger performing positions for the fiscal year were: Eli Lilly & Co. common stock, (2.1% of total investments as of September 30, 2022). The company discovers, develops, and markets human pharmaceuticals worldwide; Cloudflare Inc. (no longer held as of September 30, 2022) operates as a cloud services provider that delivers a range of services to businesses worldwide; and Vocera Communications Inc. (no longer held as of September 30, 2022) is an intelligent ecosystem that connects people and information needed to deliver patient care.

Some of the weaker holdings in the portfolio included Innovative Industrial Properties Inc. (no longer held as of September 30, 2022) is a self-advised corporation focused on the acquisition, ownership, and management of specialized properties leased to experienced, state licensed operators; PayPal Holdings Inc. (0.6)% which operates a technology platform that enables digital payments on behalf of merchants and consumers worldwide; and MercadoLibre Inc. 2.000%, 8/15/28 (1.1)% which operates an automated online commerce platform that enables businesses, merchants, and individuals to list merchandise and conduct sales and purchases online.

We appreciate your continued confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through September 30, 2022 (a) (b) (Unaudited)

					Since
					Inception
	1 Year	3 year	5 year	10 year	(6/30/86)
The Ellsworth Growth and Income Fund Ltd. (ECF)
NAV Total Return (c)	(28.73)%	2.35%	5.66%	7.55%	7.48%
Investment Total Return (d)	(31.71)	0.97	5.22	8.08	7.89
ICE Bank of America U.S. Convertibles Index	(20.01)	10.13	9.28	10.14	N/A(e)
Bloomberg Barclays Balanced U.S. Convertibles Index	(21.04)	7.71	6.51	6.54	N/A(f)

(a)	The Fund’s fiscal year ends on September 30.

(b)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE Bank of America U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(c)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. Total returns and average annual returns were not adjusted for the 2004 rights offering. For the period from December 2008 through October 2015, distributions were reinvested on the payable date using market prices. From inception through November 2008, distributions were reinvested on the payable date using NAV. Since inception return is based on an initial NAV of $9.30.

(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were not adjusted for the 2004 rights offering. Since inception return is based on an initial offering price of $10.00.

(e)	The ICE Bank of America U.S. Convertibles Index inception date is December 31, 1994.

(f)	The Bloomberg Balanced U.S. Convertibles Index inception date is January 1, 2003.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

ELLSWORTH GROWTH AND INCOME FUND LTD (INVESTMENT TOTAL RETURN), ICE BANK OF

AMERICA U.S. CONVERTIBLES INDEX & BLOOMBERG BALANCED U.S. CONVERTIBLES INDEX

(Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Investment	(31.71)%	5.22%	8.08%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of September 30, 2022:

Ellsworth Growth and Income Fund Ltd.

Computer Software and Services	17.7%	Diversified Industrial	2.3%
U.S. Government Obligations	13.3%	Cable and Satellite	1.9%
Health Care	11.5%	Computer Hardware	1.9%
Real Estate Investment Trusts	6.8%	Automotive	1.5%
Energy and Utilities	5.9%	Transportation	1.5%
Financial Services	5.3%	Airlines	1.3%
Telecommunications	4.5%	Agriculture	1.0%
Security Software	4.5%	Automotive: Parts and Accessories	0.9%
Communications Equipment	4.3%	Entertainment	0.9%
Semiconductors	3.6%	Equipment and Supplies	0.7%
Consumer Services	3.1%	Materials	0.1%
Business Services	3.1%		100.0%
Consumer Products	2.4%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — September 30, 2022

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 62.6%
	Airlines — 1.3%
$2,000,000	Southwest Airlines Co.,
	1.250%, 05/01/25	$2,314,242	$2,290,500

	Automotive — 1.5%
3,000,000	Ford Motor Co.,
	Zero Coupon, 03/15/26	3,213,724	2,758,500

	Business Services — 2.5%
2,000,000	BigBear.ai Holdings Inc.,
	6.000%, 12/15/26(a)	2,000,000	1,356,487
2,000,000	Perficient Inc.,
	0.125%, 11/15/26(a)	1,895,285	1,490,000
2,100,000	TechTarget Inc.,
	Zero Coupon,
	12/15/26(a)	2,060,204	1,632,736
		5,955,489	4,479,223
	Cable and Satellite — 1.9%
	DISH Network Corp.
2,100,000	Zero Coupon, 12/15/25	2,027,084	1,388,100
2,000,000	3.375%, 08/15/26	1,736,364	1,381,000
1,415,000	fuboTV Inc.,
	3.250%, 02/15/26	1,319,726	686,982
		5,083,174	3,456,082

	Communications Equipment — 4.3%
2,000,000	InterDigital Inc.,
	3.500%, 06/01/27(a)	2,046,764	1,748,000
1,700,000	Kaleyra Inc.,
	6.125%, 06/01/26(a)	1,706,976	1,356,530
	Lumentum Holdings Inc.
2,000,000	0.500%, 12/15/26	2,093,126	1,875,000
1,117,000	0.500%, 06/15/28(a)	1,104,473	895,834
2,500,000	Radius Global Infrastructure Inc.,
	2.500%, 09/15/26(a)	2,500,000	2,030,999
		9,451,339	7,906,363
	Computer Hardware — 1.9%
2,000,000	3D Systems Corp.,
	Zero Coupon,
	11/15/26(a)	1,449,390	1,393,000
1,250,000	Desktop Metal Inc.,
	6.000%, 05/15/27(a)	1,250,000	2,038,750
		2,699,390	3,431,750

	Computer Software and Services — 15.9%
1,500,000	Akamai Technologies Inc.,
	0.375%, 09/01/27	1,495,044	1,403,250
3,000,000	Bandwidth Inc.,
	0.250%, 03/01/26	3,023,815	1,956,000
Principal			Market
Amount		Cost	Value
$700,000	Blackline Inc.,
	0.125%, 08/01/24	$700,739	$727,580
1,625,000	Cardlytics Inc.,
	1.000%, 09/15/25	1,651,308	961,188
2,000,000	Dropbox Inc.,
	Zero Coupon, 03/01/28	2,007,462	1,710,000
2,665,000	Edgio Inc.,
	3.500%, 08/01/25	2,525,526	2,409,160
3,090,000	i3 Verticals LLC,
	1.000%, 02/15/25	3,013,687	2,663,194
1,500,000	Match Group Financeco 3 Inc.,
	2.000%, 01/15/30(a)	1,502,399	1,323,750
1,000,000	MercadoLibre Inc.,
	2.000%, 08/15/28	987,994	1,973,500
1,750,000	PAR Technology Corp.,
	2.875%, 04/15/26	1,691,126	1,737,750
2,000,000	Progress Software Corp.,
	1.000%, 04/15/26	2,002,380	1,886,000
1,330,000	PROS Holdings Inc.,
	2.250%, 09/15/27	1,330,000	1,172,395
1,735,000	Q2 Holdings Inc.,
	0.750%, 06/01/26	1,787,558	1,380,192
3,500,000	Shift4 Payments Inc.,
	Zero Coupon, 12/15/25	3,783,724	3,106,250
1,045,000	Varonis Systems Inc.,
	1.250%, 08/15/25	1,051,707	1,159,427
2,170,000	Veritone Inc.,
	1.750%, 11/15/26(a)	1,826,428	1,308,510
1,650,000	Workiva Inc.,
	1.125%, 08/15/26	1,662,190	1,941,225
		32,043,087	28,819,371
	Consumer Products — 1.8%
1,045,000	National Vision Holdings Inc.,
	2.500%, 05/15/25	1,052,509	1,297,159
650,000	Post Holdings Inc.,
	2.500%, 08/15/27(a)	650,000	645,125
1,050,000	Topgolf Callaway Brands Corp.,
	2.750%, 05/01/26	1,077,230	1,359,750
		2,779,739	3,302,034
	Consumer Services — 3.1%
	NCL Corp. Ltd.
1,470,000	5.375%, 08/01/25	1,776,753	1,450,155
682,000	1.125%, 02/15/27(a)	682,000	430,528
1,200,000	Royal Caribbean Cruises Ltd.,
	6.000%, 08/15/25(a)	1,219,987	1,270,200

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — September 30, 2022

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Consumer Services (Continued)
$2,505,000	Stride Inc.,
	1.125%, 09/01/27	$2,350,861	$2,553,847
		6,029,601	5,704,730

	Diversified Industrial — 2.3%
750,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	750,965	2,360,850
1,508,000	Xometry Inc.,
	1.000%, 02/01/27(a)	1,338,456	1,794,369
		2,089,421	4,155,219

	Energy and Utilities — 3.2%
2,026,000	Array Technologies Inc.,
	1.000%, 12/01/28(a)	1,837,289	1,807,232
1,155,000	Bloom Energy Corp.,
	2.500%, 08/15/25	1,180,502	1,611,802
1,375,000	Ormat Technologies Inc.,
	2.500%, 07/15/27(a)	1,375,000	1,582,625
990,000	Sunnova Energy
	International Inc.,
	2.625%, 02/15/28(a)	1,007,783	885,060
		5,400,574	5,886,719

	Entertainment — 0.2%
315,000	Liberty Media Corp.-Liberty
	Formula One,
	2.250%, 08/15/27(a)	315,000	293,108

	Financial Services — 4.2%
500,000	Block Inc.,
	0.500%, 05/15/23	507,996	513,875
1,025,000	Digitalbridge Operating Co. LLC,
	5.750%, 07/15/25(a)(b)	1,171,776	1,556,052
1,250,000	HCI Group Inc.,
	4.750%, 06/01/42(a)	1,250,000	973,125
1,000,000	IIP Operating Partnership LP,
	3.750%, 02/21/24(a)	1,000,000	1,406,900
750,000	LendingTree Inc.,
	0.500%, 07/15/25	551,866	538,425
2,100,000	SoFi Technologies Inc.,
	Zero Coupon,
	10/15/26(a)	1,504,250	1,437,398
2,100,000	Upstart Holdings Inc.,
	0.250%, 08/15/26	1,378,013	1,169,438
		7,363,901	7,595,213

	Health Care — 6.8%
220,000	Alnylam Pharmaceuticals Inc.,
	1.000%, 09/15/27(a)	220,000	214,720
Principal			Market
Amount		Cost	Value
$735,000	Coherus Biosciences Inc.,
	1.500%, 04/15/26	$738,936	$581,569
1,000,000	CONMED Corp.,
	2.625%, 02/01/24	1,005,543	1,101,000
	Cutera Inc.
1,000,000	2.250%, 03/15/26	1,000,000	1,542,447
1,750,000	2.250%, 06/01/28(a)	1,750,000	1,911,000
500,000	Exact Sciences Corp.,
	0.375%, 03/01/28	538,086	318,750
1,300,000	Halozyme Therapeutics Inc.,
	1.000%, 08/15/28(a)	1,330,507	1,220,375
1,500,000	Insulet Corp.,
	0.375%, 09/01/26	1,536,093	1,775,250
1,015,000	Invacare Corp.,
	4.250%, 03/15/26	1,015,000	475,163
2,390,000	PetIQ Inc.,
	4.000%, 06/01/26	2,567,881	1,962,190
1,140,000	Sarepta Therapeutics Inc.,
	1.250%, 09/15/27(a)	1,141,885	1,179,330
		12,843,931	12,281,794
	Materials — 0.1%
345,000	Danimer Scientific Inc.,
	3.250%, 12/15/26(a)	345,000	182,850

	Real Estate Investment Trusts — 1.7%
375,000	Braemar Hotels & Resorts Inc.,
	4.500%, 06/01/26	375,000	359,717
1,000,000	Pebblebrook Hotel Trust,
	1.750%, 12/15/26	1,077,618	858,000
1,000,000	Redwood Trust Inc.,
	7.750%, 06/15/27(a)	1,000,000	807,209
1,180,000	Summit Hotel Properties Inc.,
	1.500%, 02/15/26	1,201,889	984,120
		3,654,507	3,009,046

	Security Software — 4.5%
3,000,000	2U Inc.,
	2.250%, 05/01/25	2,838,757	2,058,821
515,000	Nice Ltd.,
	Zero Coupon, 09/15/25	515,000	477,148
532,000	Nice Systems Inc.,
	1.250%, 01/15/24	538,237	1,200,325
2,990,000	Verint Systems Inc.,
	0.250%, 04/15/26	3,016,670	2,495,155
1,515,000	Zscaler Inc.,
	0.125%, 07/01/25	1,527,297	1,936,927
		8,435,961	8,168,376

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — September 30, 2022

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors — 2.1%
$2,000,000	Impinj Inc.,
	1.125%, 05/15/27(a)	$2,052,910	$1,980,538
1,841,000	Wolfspeed Inc.,
	0.250%, 02/15/28(a)	1,904,624	1,934,891
		3,957,534	3,915,429

	Telecommunications — 1.8%
2,060,000	8x8 Inc.,
	0.500%, 02/01/24	2,103,556	1,760,902
	Infinera Corp.
1,250,000	2.500%, 03/01/27	1,209,966	1,146,521
325,000	3.750%, 08/01/28(a)	325,000	322,887
		3,638,522	3,230,310

	Transportation — 1.5%
1,700,000	Atlas Air Worldwide Holdings Inc.,
	1.875%, 06/01/24	1,632,310	2,726,800

	TOTAL CONVERTIBLE CORPORATE BONDS	119,246,446	113,593,417

Shares
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Business Services — 0.0%
809,253	Amerivon Holdings LLC,
	4.000%(c)	1,294,693	40,462
272,728	Amerivon Holdings LLC,
	common equity units (c)	0	3
		1,294,693	40,465
	TOTAL CONVERTIBLE PREFERRED STOCKS	1,294,693	40,465

	MANDATORY CONVERTIBLE SECURITIES(d) — 4.6%
	Automotive: Parts and Accessories — 0.9%
17,100	Aptiv plc, Ser. A,
	5.500%, 06/15/23	1,734,027	1,627,920
	Energy and Utilities — 1.9%
	NextEra Energy Inc.
27,465	6.219%, 09/01/23	1,334,799	1,333,700
30,000	6.926%, 09/01/25	1,408,056	1,380,000
16,290	Spire Inc., Ser. A,
	7.500%, 03/01/24	824,500	763,760
		3,567,355	3,477,460
	Equipment and Supplies — 0.7%
1,000	Danaher Corp., Ser. B,
	5.000%, 04/15/23	1,304,946	1,347,490
			Market
Shares		Cost	Value
	Financial Services — 1.1%
1,730	2020 Cash Mandatory Exchangeable Trust,
	5.250%, 06/01/23	$1,771,550	$1,950,402

	TOTAL MANDATORY CONVERTIBLE SECURITIES	8,377,878	8,403,272

	COMMON STOCKS — 19.5%
	Agriculture — 1.0%
21,561	Bunge Ltd.	2,182,400	1,780,292

	Business Services — 0.6%
13,000	PayPal Holdings Inc.†	532,384	1,118,910

	Communications Equipment — 0.0%
40,000	Kaleyra Inc.†	500,000	38,800

	Computer Software and Services — 1.8%
14,300	Microsoft Corp.	388,674	3,330,470

	Consumer Products — 0.6%
24,000	Unilever plc, ADR	1,015,518	1,052,160

	Energy and Utilities — 0.8%
17,326	NextEra Energy Inc.	1,187,787	1,358,532

	Entertainment — 0.7%
12,500	The Walt Disney Co.†	904,911	1,179,125

	Health Care — 4.7%
12,000	Eli Lilly & Co.	642,346	3,880,200
20,000	Enovis Corp.†	842,667	921,400
22,651	Merck & Co. Inc.	803,270	1,950,704
40,000	Pfizer Inc.	877,602	1,750,400
		3,165,885	8,502,704

	Real Estate Investment Trusts — 5.1%
10,000	American Tower Corp.	900,500	2,147,000
16,100	Crown Castle Inc.	1,169,418	2,327,255
5,000	Equinix Inc.	1,308,172	2,844,200
7,000	SBA Communications Corp.	710,771	1,992,550
		4,088,861	9,311,005
	Semiconductors — 1.5%
6,058	Broadcom Inc.	1,983,484	2,690,026

	Telecommunications — 2.7%
60,000	AT&T Inc.	1,260,533	920,400
16,119	T-Mobile US Inc.†	573,400	2,162,686

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
50,000	Verizon Communications Inc.	$2,295,992	$1,898,500
		4,129,925	4,981,586

	TOTAL COMMON STOCKS	20,079,829	35,343,610

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 13.3%
$24,325,000	U.S. Treasury Bills,
	2.272% to 3.297%††,
	10/27/22 to 12/29/22	24,200,920	24,204,719

TOTAL INVESTMENTS — 100.0%		$173,199,766	181,585,483
Other Assets and Liabilities (Net)			127,846

PREFERRED SHARES
(3,701,428 preferred shares outstanding)			(54,990,700)

NET ASSETS — COMMON SHARES
(13,705,666 common shares outstanding)			$126,722,629

NET ASSET VALUE PER COMMON SHARE
($126,722,629 ÷ 13,705,666 shares outstanding)			$9.25

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	At September 30, 2022, the Fund held an investment in a restricted and illiquid security amounting to $1,556,052 or 0.86% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Dates	Acquisition Cost	09/30/22 Carrying Value Per Bond
$1,025,000	Digitalbridge Operating Co. LLC, 5.750%, 07/15/25	7/17/2020-11/11/20	$1,291,390	$1,518.1000

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

September 30, 2022

Assets:
Investments, at value (cost $173,199,766)	$181,585,483
Dividends and interest receivable	549,648
Deferred offering expense	129,734
Prepaid expenses	885
Total Assets	182,265,750
Liabilities:
Payable to bank	15,229
Distributions payable	297,176
Payable for investment advisory fees	107,558
Payable for payroll expenses	28,291
Payable for accounting fees	7,500
Payable for legal and audit fees	32,950
Payable for shareholder communications	28,133
Payable for preferred offering expenses	17,984
Other accrued expenses	17,600
Total Liabilities	552,421
Preferred Shares:
Series A Cumulative Preferred Shares (5.250%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,198,428 shares issued and outstanding)	29,960,700
Series B Preferred Shares (4.400%, $10 liquidation value, unlimited shares authorized with 2,503,000 shares issued and outstanding)	25,030,000

Net Assets Attributable to Common Shareholders	$126,722,629

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$120,339,395
Total distributable earnings	6,383,234
Net Assets	$126,722,629

Net Asset Value per Common Share:
($126,722,629 ÷ 13,705,666 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$9.25

Statement of Operations

For the Year Ended September 30, 2022

Investment Income:
Dividends	$1,647,883
Interest	1,456,071
Total Investment Income	3,103,954
Expenses:
Investment advisory fees	1,345,133
Trustees’ fees	134,583
Shareholder communications expenses	113,674
Payroll expenses	75,411
Legal and audit fees	64,196
Accounting fees	45,000
Shareholder services fees	42,172
Custodian fees	17,260
Interest expense	683
Miscellaneous expenses	56,674
Total Expenses	1,894,786
Less:
Expenses paid indirectly by broker (See Note 5)	(2,649)
Net Expenses	1,892,137
Net Investment Income	1,211,817
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	4,874,085

Net change in unrealized appreciation/depreciation:
on investments	(56,826,223)

Net Realized and Unrealized Gain/(Loss) on Investments	(51,952,138)
Net Decrease in Net Assets Resulting from Operations	(50,740,321)
Total Distributions to Preferred Shareholders	(1,850,301)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(52,590,622)

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income	$1,211,817	$1,552,141
Net realized gain on investments	4,874,085	19,761,237
Net change in unrealized appreciation/depreciation on investments	(56,826,223)	17,056,476
Net Increase/(Decrease) in Net Assets Resulting from Operations	(50,740,321)	38,369,854
Distributions to Preferred Shareholders from Accumulated Earnings	(1,850,301)	(1,575,000)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(52,590,622)	36,794,854

Distributions to Common Shareholders from Accumulated Earnings	(20,361,432)	(17,677,542)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	5,154,319	4,015,628
Net decrease in net assets from repurchase of common shares	(2,068,339)	—
Net increase in net assets from repurchase of preferred shares	2,575	—
Offering costs for preferred shares charged to paid-in capital	(142,500)	—
Net Increase in Net Assets from Fund Share Transactions	2,946,055	4,015,628
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(70,005,999)	23,132,940

Net Assets Attributable to Common Shareholders:
Beginning of year	196,728,628	173,595,688
End of year	$126,722,629	$196,728,628

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended September 30,
	2022	2021	2020		2019	2018
Operating Performance:
Net asset value, beginning of year	$14.57	$13.15	$11.42		$11.07	$10.18
Net investment income	0.09	0.13	0.16		0.20	0.17
Net realized and unrealized gain/(loss) on investments	(3.74)	2.75	2.50		0.77	1.33
Total from investment operations	(3.65)	2.88	2.66		0.97	1.50
Distributions to Preferred Shareholders: (a)
Net investment income	(0.02)	(0.01)	(0.01)		(0.03)	(0.05)
Net realized gain	(0.11)	(0.11)	(0.11)		(0.09)	(0.07)
Total distributions to preferred shareholders.	(0.13)	(0.12)	(0.12)		(0.12)	(0.12)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(3.78)	2.76	2.54		0.85	1.38
Distributions to Common Shareholders:
Net investment income	(0.19)	(0.17)	(0.14)		(0.12)	(0.19)
Net realized gain	(1.31)	(1.16)	(0.67)		(0.37)	(0.29)
Total distributions to common shareholders	(1.50)	(1.33)	(0.81)		(0.49)	(0.48)
Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.05)	(0.01)	(0.00	)(b)	(0.01)	(0.01)
Increase in net asset value from repurchase of common shares (includes transaction costs)	0.02	—	—		—	—
Increase in net asset value from repurchase of preferred shares	0.00 (b)	—	—		—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.01)	—	—		—	(0.00	)(b)
Total Fund share transactions	(0.04)	(0.01)	(0.00	)(b)	(0.01)	(0.01)
Net Asset Value Attributable to Common Shareholders, End of Year	$9.25	$14.57	$13.15		$11.42	$11.07
NAV total return †	(28.73)%	21.75%	23.56%		7.89%	13.85%
Market value, end of year	$8.01	$13.36	$11.55		$10.49	$10.31
Investment total return ††	(31.71)%	27.12%	18.60%		6.98%	17.08%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$181,713	$226,729	$203,596		$178,692	$173,192
Net assets attributable to common shares, end of year (in 000’s)	$126,723	$196,729	$173,596		$148,692	$143,192
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.74%	0.79%	1.36%		1.80%	1.64%
Ratio of operating expenses to average net assets attributable to common shares (c)(d)	1.16%	1.01%	1.23%		1.20%	1.18%
Portfolio turnover rate	37%	34%	52%		52%	35%

Cumulative Preferred Shares:
5.250% Series A Preferred
Liquidation value, end of year (in 000’s)	$29,961	$30,000	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	1,198	1,200	1,200	1,200	1,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (e)	$24.82	$26.10	$25.59	$24.64	$24.56
Asset coverage per share (f)	$82.61	$188.94	$169.66	$148.91	$144.33

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended September 30,
	2022	2021	2020	2019	2018
4.400% Series B Preferred
Liquidation value, end of year (in 000’s)	$25,030	—	—	—	—
Total shares outstanding (in 000’s)	2,503	—	—	—	—
Liquidation preference per share	$10.00	—	—	—	—
Asset coverage per share	$33.04	—	—	—	—
Asset Coverage (g)	330%	756%	679%	596%	577%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all fiscal years presented, there was no impact on the expense ratios.

(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the fiscal years ended September 30, 2022, 2021, 2020, 2019, and 2018 would have been 0.95%, 0.88%, 1.03%, 0.99%, and 0.96%, respectively.

(e)	Based on weekly prices.

(f)	Asset coverage per share is calculated by combining all series of Preferred stock.

(g)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements

1. Organization. The Ellsworth Growth and Income Fund Ltd. is organized as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 1, 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 09/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (b)	—	$113,593,417	—	$113,593,417
Convertible Preferred Stocks (b)	—	—	$40,465	40,465
Mandatory Convertible Securities:
Financial Services	—	1,950,402	—	1,950,402
Other Industries (b)	$6,452,870	—	—	6,452,870
Total Mandatory Convertible Securities	6,452,870	1,950,402	—	8,403,272
Common Stocks(b)	35,343,610	—	—	35,343,610
U.S. Government Obligations	—	24,204,719	—	24,204,719
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$41,796,480	$139,748,538	$40,465	$181,585,483

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the fiscal year ended September 30, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the fiscal year ended September 30, 2022, the Fund did not incur any periodic expenses charged by Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 20% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted security held as of September 30, 2022, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redesignation of dividends paid and reclassification of convertible bond premiums at disposition. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.250% Series A and 4.400% Series B Cumulative Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 6.

The tax character of distributions paid during the fiscal year ended September 30, 2022 and 2021 was as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,141,773	$285,502	$6,289,904	$560,406
Net long term capital gains	17,219,659	1,564,799	11,387,638	1,014,594
Total distributions paid	$20,361,432	$1,850,301	$17,677,542	$1,575,000

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation on investments	$7,091,664
Other temporary differences*	(297,176)
Qualified late year loss deferrals**	(411,254)
Total	$6,383,234

*	Other temporary differences are due to preferred share class distributions payable.

**	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2022, the Fund elected to defer $411,254 of late year short term capital gain losses.

At September 30, 2022, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to amortization of bond premium and investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$174,493,819	$27,086,249	$(19,994,585)	$7,091,664

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2022, the Fund did not incur any income tax, interest or penalties. As of September 30, 2022, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets including the liquidation value of preferred shares and 0.55% of the Fund’s average weekly net assets including the liquidation value of preferred shares in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4.  Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2022, other than short term securities and U.S. Government obligations, aggregated $69,769,585 and $79,053,686, respectively.

5. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,649.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the fiscal year ended September 30, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the fiscal year ended September 30, 2022, the Fund accrued $75,411 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of the Fund’s common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended September 30, 2022, the Fund repurchased and retired 222,248 of its common shares at an investment of $2,068,339 and an average discount of approximately 13.42% from NAV. During the fiscal year ended September 30, 2021, the Fund did not repurchase any shares.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

Transactions in shares of common shares of beneficial interest for the fiscal years ended September 30, 2022 and 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued upon reinvestment of distributions	428,456	$5,154,319	294,401	$4,015,628
Decrease in net assets from repurchase of common shares	(222,248)	(2,068,339)	—	—
Net increase	206,208	$3,085,980	294,401	$4,015,628

The liquidation value of the Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.25% and is callable at the Fund’s option. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the fiscal year ended September 30, 2022, the Fund repurchased and retired 1,572 Series A Preferred, at an investment of $36,725 and an average discount of approximately 6.59% from its liquidation value. During the fiscal year ended September 31, 2021, the Fund did not repurchase any Preferred Shares.

On July 1, 2022, the Fund issued 2,503,000 shares of Series B 4.40% Cumulative Preferred Shares (Series B Preferred) receiving $24,887,500 million after the deduction of estimated offering expenses of $142,500. The Series B Preferred shares have a liquidation value of $10 per share and an annual dividend rate of 4.40%. The Series B Preferred Shares are puttable on June 26, 2023 and June 26, 2024 and are callable after June 26, 2024. Distributions are at an annual rate of 4.40% and are scheduled to be paid semiannually beginning on December 26, 2022. At September 30, 2022, 2,503,000 shares of Series B Preferred were outstanding and accrued dividends amounted to $275,330.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Series A Preferred, par value $0.01. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their respective liquidation values plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Continued)

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 9/30/2022	Net Proceeds	2022 Dividend Rate Range	Dividend Rate at 9/30/2022	Accrued Dividends at 9/30/2022
A 5.250%	September 18, 2017	unlimited	1,198,428	$28,855,381	Fixed Rate	5.250%	$21,846
B 4.400%	July 1, 2022	unlimited	2,503,000	$24,887,500	Fixed Rate	4.400%	$275,330

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Ellsworth Growth and Income Fund Ltd.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Ellsworth Growth and Income Fund Ltd.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ellsworth Growth & Income Fund Ltd. (the “Fund”), including the schedule of investments, as of September 30, 2022, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in its net assets and the financial highlights the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended September 30, 2021 and the financial highlights for each of the 4 years in the period ended September 30, 2021 have been audited by other auditors, whose report dated November 24, 2021 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audit provide a reasonable basis for our opinion.

TAIT WELLER & BAKER LLP

Philadelphia, PA

November 23, 2022

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 2022.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Unaudited)

Change in the Registrant’s Independent Public Accountant

Effective August 17, 2022, the Board of Trustees (the Board) of Ellsworth Growth & Income Fund Ltd., a Delaware statutory trust (the Fund), including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed Tait Weller (Tait) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2022. Tait replaces PricewaterhouseCoopers LLP (PWC) in this role. PWC did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of Tait in the Fund.

PWC’s reports on the financial statements of the Fund for the fiscal years ended September 30, 2021 and September 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period through August 17, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period through August 17, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period prior to engaging Tait, neither the Fund, nor anyone on its behalf, consulted with Tait with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares, including preferred shares offering expenses, as a percentage of net assets attributable to common shares. The table is based on the capital structure of the Fund as of September 30, 2022. The purpose of the table and example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—% (a)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—% (a)
Dividend Reinvestment and Voluntary Cash Purchase Plan Fees
Purchase Transactions	$1.25(b)
One-time Fee for Deposit of Share Certificates	$7.50(b)

Annual Expenses	Percentages of Net Assets Attributable to Common Shares
Management Fees	0.99%(c)
Interest Expense	—%
Other Expenses	0.25%(d)
Total Annual Expenses	1.24%
Dividends on Preferred Shares	2.11%(e)
Total Annual Expenses and Dividends on Preferred	3.35%

(a)	If securities are sold to or through underwriters or dealer managers, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(b)	Shareholders participating in the Fund’s automatic dividend reinvestment plan do not incur any additional fees. Shareholders participating in the voluntary cash purchase plan would pay $1.25 plus their pro rata share of brokerage commissions per transaction to purchase shares and just their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

(c)	The Investment Adviser’s fee is a monthly fee computed at an annual rate of 0.80% of the first $100,000,000 of average weekly net assets and 0.55% of average weekly net assets in excess of $100,000,000 including proceeds attributable to any outstanding preferred shares, with no deduction for the liquidation preference of any preferred shares. Consequently, if the Fund has preferred shares or notes outstanding, all else being equal, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. See “Management of the Fund — General.”

(d)	“Other Expenses” are estimated based on the Fund’s fiscal year ended on September 30, 2022.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

(e)	Dividends on Preferred Shares represent the estimated annual distributions on the existing preferred shares outstanding.

For a more complete description of the various costs and expenses a common shareholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$34	$103	$174	$364

*	The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $13, $39, $68, and $150.

The Fund’s common shares are listed on the NYSE American under the trading or ticker symbol “ECF.” The Fund’s Series A Preferred are listed on the NYSE American under the ticker symbol “ECF Pr A.” The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE American, the Fund’s common shares have traded at a premium to net asset value as high as 10.99% and a discount to net asset value as low as (32.88)%.

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

	Common Share Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
December 31, 2020	$14.33	$11.23	$14.63	$13.01	(2.05)%	(13.68)%
March 31, 2021	$17.05	$13.16	$15.91	$14.16	(7.16)%	(7.06)%
June 30, 2021	$15.00	$13.62	$15.14	$14.45	(0.92)%	(5.74)%
September 30, 2021	$15.37	$13.22	$14.99	$14.64	(2.53)%	(9.69)%
December 31, 2021	$14.72	$11.82	$15.36	$13.05	(4.17)%	(9.43)%
March 31, 2022	$12.31	$9.09	$13.44	$11.32	(8.41)%	(12.54)%
June 30, 2022	$10.78	$8.32	$12.30	$9.51	(12.36)%	(12.51)%
September 30, 2022	$10.01	$8.08	$11.06	$9.31	(9.49)%	(13.21)%

The last reported price for our common shares on September 30, 2022 was $8.01 per share. As of September 30, 2022, the net asset value per share of the Fund’s common shares was $9.24. Accordingly, the Fund’s common shares traded at a discount to net asset value of (13.3)% on September 30, 2022.

Unresolved SEC Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2022 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act of 1940, or its registration statement.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended September 30,
	2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$9.60		$9.45		$10.29		$9.54	$8.48
Net investment income	0.18		0.20		0.13		0.14	0.18
Net realized and unrealized gain/(loss) on investments	0.93		0.76		(0.35)		0.80	1.15
Total from investment operations	1.11		0.96		(0.22)		0.94	1.33
Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	—		—		—	—
Net realized gain	(0.00	)(b)	—		—		—	—
Total distributions to preferred shareholders	(0.00	)(b)	—		—		—	—
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.11		0.96		(0.22)		0.94	1.33
Distributions to Common Shareholders:
Net investment income	(0.23)		(0.26)		(0.25)		(0.24)	(0.26)
Net realized gain	(0.21)		(0.53)		(0.43)		—	—
Total distributions to common shareholders	(0.44)		(0.79)		(0.68)		(0.24)	(0.26)
Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.01)		(0.04)		(0.00	)(b)	—	(0.01)
Increase in net asset value from repurchase of common shares (includes transaction costs)	0.01		0.02		0.06		0.05	0.00 (b)
Offering costs for preferred shares charged to paid-in capital	(0.09)		—		—		—	—
Total Fund share transactions	(0.09)		(0.02)		0.06		0.05	(0.01)
Net Asset Value Attributable to Common Shareholders, End of Year	$10.18		$9.60		$9.45		$10.29	$9.54
NAV total return†	10.89%		10.64%		(0.78)%		10.92%	16.45%
Market value, end of year	$9.26		$8.19		$7.82		$8.65	$7.87
Investment total return††	18.89%		15.98%		(2.32)%		13.03%	10.84%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$161,015		—		—		—	—
Net assets attributable to common shares, end of year (in 000’s)	$131,015		$123,905		$120,948		$135,267	$128,814
Ratio of net investment income to average net assets attributable to common shares	1.92%		2.19%		1.40%		1.30%	1.90%
Ratio of operating expenses to average net assets attributable to common shares before reimbursement	1.08	%(c)	1.10	%(c)	1.10%		1.10%	1.10%
Ratio of operating expenses to average net assets attributable to common shares net of reimbursement	1.08	%(c)	1.10	%(c)	1.10%		1.10%	1.10%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before reimbursement	1.07	%(c)	—		—		—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of reimbursement	1.07	%(c)	—		—		—	—
Portfolio turnover rate	32.0%		38.0%		45.0%		48.0%	48.0%

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

	Year Ended September 30,
	2017	2016	2015	2014	2013
Cumulative Preferred Shares:
5.250% Series A Preferred
Liquidation value, end of year (in 000’s)	$30,000	—	—	—	—
Total shares outstanding (in 000’s)	1,200	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value(d)	$25.14	—	—	—	—
Asset coverage per share	$134.18	—	—	—	—
Asset Coverage	537%	—	—	—	—

†	For the years ended September 30, 2017 and 2016, the return was based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. For the fiscal years ended on September 30, 2013 through 2015, returns were based on the market price on the payable date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the year.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017 and 2016, there was no impact on the expense ratios.

(d)	Based on weekly prices.

CHANGES OCCURRING DURING THE PRIOR FISCAL PERIOD

The following information is a summary of certain changes during the most recent fiscal year ended September 30, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal, over the long term, due to the nature of the securities in which it invests).

These investment objectives may be modified in the future by the Board without the approval of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. The Fund will provide stockholders with at least 60 days’ written notice prior to implementation of any changes to these investment objectives. There can be no assurance that the Fund will achieve its investment objectives.

Investment Policies

As a fundamental investment policy, the Fund will invest, under normal market conditions, at least 65% of its total assets in convertible securities (that is, bonds, debentures, corporate notes or preferred stock that are convertible into common stock) and common stock received upon conversion or exchange of securities and retained in the Fund’s portfolio to permit orderly disposition or to establish long-term holding periods for U.S. federal income tax purposes.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

The Fund is not required to sell securities for the purpose of assuring that 65% of its total assets are invested in convertible securities.

Convertible securities include debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock. The debt security or preferred stock may itself be convertible into or exchangeable for common stock, or the conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. A convertible security may also be structured so that it is convertible at the option of the holder or of the issuer, or subject to mandatory conversion.

The Fund may invest in convertible securities rated below investment grade by the established rating services (“Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”)) or in unrated securities which are in the judgment of the Fund’s investment adviser of equivalent quality. Securities rated below investment grade, commonly referred to as “junk bonds,” or “high yield” securities, are predominantly speculative, involve major risk exposure to adverse conditions and include securities of issuers in default, which are likely to have the lowest rating. The average maturity and average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average maturity or average duration.

Under normal market conditions, the remaining 35% or less of the Fund’s total assets may be invested in other securities, including non-convertible equity and debt securities, options, warrants, U.S. Government or agency obligations, or repurchase agreements or they may be held as cash or cash equivalents. The Fund may invest in non-convertible equity securities of any market capitalization. The Fund does not intend to participate in derivative transactions other than options transactions as described herein. See “Investment Objectives and Policies—Certain Investment Practices—Options.”

The Fund may invest up to 10% of its total assets, taken at market value, in securities of foreign issuers, including issuers located in emerging markets. Securities convertible or exchangeable for common stock of U.S. companies, and U.S. dollar-denominated securities convertible or exchangeable for American Depositary Receipts that at the time of purchase (i) are listed on the NYSE, NYSE American or the NASDAQ National Market, or (ii) the underlying issuers of which meet the then prevailing earnings requirement for listing on the NYSE and also file Form 20-F (or comparable form) with the SEC are not subject to this limitation.

The Fund may invest up to 20% of its net assets in securities that are illiquid. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.

While the Fund does not, as a matter of investment policy, seek to gain exposure to any particular sectors, it has recently had significant exposure to the healthcare and information technology sectors.

The Fund may lend securities representing up to 10% of its total assets, taken at market value, to securities firms and financial institutions such as banks and trust companies and receive therefor collateral in cash or securities issued or guaranteed by the United States Government (“Government Securities”) which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may lend its portfolio securities in accordance with its investment policies and restrictions.

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

The Fund’s investment policy of investing at least 65% of its total assets in normal circumstances in convertible securities is a fundamental policy that cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has issued preferred shares and may in the future issue additional series of preferred shares. Accordingly, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund voting as a separate class (which for this purposes and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Fund’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares) would also be required to change a fundamental policy. Unless specifically stated as such, no other policy of the Fund is fundamental and each policy may be changed by the Board without shareholder approval. The percentage and ratings limitations stated herein and in the SAI apply only at the time an investment is made. Thus, a later increase or decrease in percentage resulting from a change in the values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund.

Principal Investment Practices and Policies

Convertible Securities. The Fund will invest primarily in convertible securities, including bonds, debentures, corporate notes, preferred stock or other securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock during a specified time period. Prior to their conversion, convertible securities have the same overall characteristics as non-convertible debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. Convertible securities rank senior to common stock in an issuer’s capital structure. They are of a higher credit quality and entail less risk than an issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund is also permitted to invest in certain other securities with innovative structures in the convertible securities market. These include “mandatory conversion” securities, which consist of debt securities or preferred stocks that convert automatically into common stock of the same or a different issuer at a specified date and conversion ratio.

The market value of a convertible security may be viewed as comprised of two components: its “investment value,” which is its value based on its yield without regard to its conversion feature; and its “conversion value,” which is its value attributable to the underlying common stock obtainable on conversion. The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decrease. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative

Ellsworth Growth and Income Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Before the Fund purchases a convertible security it will review carefully the redemption provisions of the security.

There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objectives and policies. For a discussion of risk factors of convertible securities, see “Risk Factors and Special Considerations—Convertible Securities Risk.”

Equity Securities. The Fund invests in equity securities (such as common stock and preferred stock).

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby

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the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities.

Non-Investment Grade Securities. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. These securities, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality are referred to in the financial press as “junk bonds” or “high yield” securities.

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities),

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the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As part of its investments in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market

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recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Investment Grade Securities. The Fund may also invest in investment grade non-convertible securities. Such securities include those rated at “Baa” and higher by Moody’s or at “BBB” and higher by S&P.

Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates.

The use of leverage magnifies the impact of changes in net asset value, which means that, all else being equal, the use of leverage results in outperformance on the upside and underperformance on the downside. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Subject to the requirements of Rule 18f-4 under the 1940 Act, the Fund may enter into derivative transactions including transactions that have economic leverage embedded in them. Rule 18f-4 defines “derivatives transactions” as (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Derivatives transactions entered into by the Fund in compliance with Rule 18f-4 will not be considered senior securities for purposes of computing the asset coverage requirements described above. Economic leverage exists when the Fund achieves the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument achieving a return. Derivative transactions that the Fund may enter into and the risks associated with them

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are described elsewhere in this Annual Report. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

If the Fund enters into any reverse repurchase agreement or similar financing transactions obligating the Fund to make future payments, the Fund must either treat all such transactions as derivatives transactions for all purposes under Rule 18f-4 or otherwise comply with the asset coverage requirements described above and combine the aggregate amount of indebtedness associated with all such transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio limit requirements. The asset coverage requirements under section 18 of the 1940 Act and the limits and conditions imposed by Rule 18f-4 may limit or restrict portfolio management.

Foreign Securities. The Fund may invest up to 10% of its total assets, taken at market value, in securities of foreign issuers, including issuers located in emerging markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

American Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”). The Fund’s investment in ADRs is subject to its overall limitation on investing in foreign securities, unless certain conditions pertaining to ADRs are met. Such investment may entail certain risks similar to foreign securities. ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary, typically a bank, and held in trust for the investor. The economies of many of the countries in which the issuer of a security underlying an ADR principally engages in business may not be as developed as the United States’ economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could adversely affect the value of the Fund’s investments in such securities. The value of the securities underlying ADRs could fluctuate as exchange rates change between U.S. dollars and the currency of the country in which the foreign company is located. In addition, foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign companies than is available about domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

Loans, Participation Interests and Assignments. The Fund may invest in loans, including assignments and participation interests. A loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an agent bank. The investment by the Fund in a loan may take the form of participation interests or assignments. Participation interests may be acquired from a lender or other participants. If the Fund purchases a participation interest either from a lender

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or a participant, the Fund will not have established any direct contractual relationship with the borrower. The Fund would be required to rely on the lender or the participant that sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the borrower and a participant. Lenders and participants interposed between the Fund and a borrower, together with agent banks, are referred to herein as “Intermediate Participants.”

On the other hand, if the Fund purchases an assignment from a lender, the Fund will generally become a “lender” for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund will not act as an agent bank guarantor, sole negotiator or sole structurer with respect to a loan.

Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Moreover, under the terms of a participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent bank or Intermediate Participant.

Restricted and Illiquid Securities. The Fund may invest up to 20% of its net assets in securities that are illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Other Investment Practices

U.S. Government Obligations. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills, Treasury Notes, and

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Treasury Bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported only by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Short Sales. The Fund may make short sales of securities which it owns or which it has the right to acquire through conversion or exchange of other securities it owns. In a short sale the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if, after giving effect to such short sale, or if, as a result of maintaining such short position, more than 25% of the Fund’s total assets, taken at market value, are held as collateral for such sales.

The Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund. The Fund may, however, close out any short sale of common stock through the conversion or exchange of securities or the exercise of warrants or rights it owns, or through the delivery of common stock already held by the Fund.

The short sale of a security is considered a speculative investment technique. The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a long position the Fund may have in such security or a security convertible into or exchangeable for such security, or when, for tax or other reasons, the Fund does not want to sell the security it owns. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes with the conversion premiums. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to deliver any payments received on such borrowed securities, such as dividends.

Warrants. The Fund may invest in warrants. Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss

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of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Lending of Portfolio Securities. The Fund may lend securities representing up to 10% of its total assets, taken at market value, to securities firms and financial institutions such as banks and trust companies and receive therefor collateral in cash or Government Securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans, generally, is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund’s portfolio is increased by loans of its portfolio securities. The Fund intends to retain record ownership of loaned securities in order to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities to a particular borrower, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Repurchase Agreements. As part of its strategy for the temporary investment of cash balances, the Fund may enter into repurchase agreements with maturities of not more than seven days, pertaining to Government Securities with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements may be seen as loans by the Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, the Fund acquires an underlying security for a relatively short period (not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements

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with any single vendor. The Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund does not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Temporary Defensive Investments. The assets of the Fund are normally invested in convertible securities. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may find it more difficult to achieve its investment objectives during temporary defensive periods.

Options. The Fund may from time to time, to a limited extent, invest its net assets in put options on common stock or market indices and may write covered call options and may purchase call options to close out written covered call options. The Fund may not sell (write) call options on more than 25% of its total assets, taken at market value, and then only if such options are covered, or invest more than 2% of its total assets, taken at market value, in the purchase of put options on common stocks owned by the Fund or which it has an immediate right to acquire through the conversion or exchange of other securities which it owns, or on one or more broadly based stock market indices. The Fund may only write or purchase options listed on a national securities exchange. Except as stated herein, the Fund may not engage in options transactions.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

The Fund may write covered call options in order to receive additional income in the form of premiums which it is paid for writing options, and for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio. A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an immediate right to acquire that instrument upon conversion or exchange of other instruments held in its portfolio.

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If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

The Fund may also purchase put options on one or more broadly based stock market indices when it wishes to protect all or part of its portfolio securities against a general market decline. The put on the index will increase in value if the level of the index declines; any such increase in value would serve to offset in whole or in part any decline in the value of the Fund’s portfolio.

The Fund’s purchase and sale of put options on stock indices will be subject to the same risks described above with respect to transactions in stock options on individual stocks. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

The Fund’s ability to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indices depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities. Since the Fund’s portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in

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the same amount as the prices of the Fund’s put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities which would result in a loss on both such portfolio securities and the put options on stock indices acquired by the Fund.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on the Investment Adviser’s ability to predict pertinent market investments, which cannot be assured. Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Investment Restrictions. The Fund has adopted certain fundamental investments policies designed to limit investment risk and maintain portfolio diversification. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

The Fund’s investment objectives are not fundamental and may be modified by the Board without shareholder approval.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. For the fiscal years ended September 30, 2021 and September 30, 2022, the portfolio turnover rates of the Fund were 34% and 37%, respectively.

Further information on the investment objectives and policies of the Fund is set forth in the SAI.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.

General Risks

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial

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market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates have risen in recent months, and the risk that they may continue to do so is pronounced. Any interest rate increases in the future could cause the value of the Fund to decrease. Recently, inflation levels have been at their highest point in nearly 40 years and the Federal Reserve has begun an aggressive campaign to raise certain benchmark interest rates in an effort to combat inflation. As inflation increases, the real value of the Fund’s common stock and distributions therefore may decline.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Coronavirus (“COVID-19”) and Global Health Event Risk. As of the filing date of this Annual Report, there is a continued outbreak of COVID-19, which the World Health Organization has declared a global pandemic and the United States has declared a national emergency.

In response to the COVID-19 outbreak, many states issued orders that required the closure of non-essential businesses and/or required or encouraged residents to stay at home as to contain or mitigate its spread, which resulted in business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restrictions on business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While many countries, including the United States, have relaxed or eliminated the early public health restrictions, the outbreak of new, mutated or worsening strains of COVID-19 may result in a resurgence in the number of reported cases and hospitalizations related to the COVID-19 pandemic. Such increases in cases could lead to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally. Despite the greater availability of vaccines within the United States, it remains unclear how quickly the vaccines will be distributed globally or whether “herd immunity” will be achieved. Additionally, various areas of everyday life continue to be impacted by detailed COVID-related protocols, and the continuations of these protocols could extend the social and economic impacts of the pandemic described above. These factors, among others, could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time.

Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and the Fund’s business and operations, as well as the business and operations of companies in which the Fund invests, could be materially adversely affected by a prolonged economic recession in the United States and other major markets. Potential consequences of the current

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unprecedented measures taken in response to the spread of COVID-19, and current market disruptions and volatility that may impact the Fund include, but are not limited to:

●	sudden, unexpected and/or severe declines in the market price of our common stock or net asset value;
●	inability of the Fund to accurately or reliably value its portfolio;
●	inability of the Fund to comply with certain asset coverage ratios that would prevent the Fund from paying dividends to our common stockholders;
●	inability of the Fund to pay any dividends and distributions;
●	inability of the Fund to maintain its status as a RIC under the Code;
●	potentially severe, sudden and unexpected declines in the value of our investments;
●	increased risk of default or bankruptcy by the companies in which we invest;
●	increased risk of companies in which we invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern;
●	reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of the companies in which we invest;
●	companies in which we invest being disproportionally impacted by governmental action aimed at slowing the spread of COVID-19;
●	limited availability of new investment opportunities; and
●	general threats to the Fund’s ability to continue investment operations and to operate successfully as a diversified, closed-end investment company.

In response to the COVID-19 pandemic, the Fund’s Investment Adviser instituted a work from home policy. Although the Investment Advisers employees are currently allowed to return to the offices, subject to health and safety protocols, it is expected that employees will continue to work remotely on a regular basis for the foreseeable future. Extended or regular periods of remote working by the Fund’s Investment Adviser and/or its affiliate’s employees could strain technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic.

Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Fund’s shares. These events could have, and/or have had, a significant impact on the Fund’s performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any additional “waves” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

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Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

The value of a convertible security is influenced by the value of the underlying equity security. Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.

Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and common stock, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Preferred stocks are equity securities in the sense that they do not represent a liability of the corporation. In the event of liquidation of the corporation, and after its creditors have been paid or provided for, holders of preferred stock are generally entitled to a preference as to the assets of the corporation before any distribution may be made to the holders of common stock. Debt securities normally do not have voting rights. Preferred stocks may have no voting rights or may have voting rights only under certain circumstances.

●	Credit Risk. Credit risk is the risk that an issuer will fail to pay interest or dividends and principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in securities with low credit quality. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the issuer.
●	Market Risk. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of

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their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

●	Interest Rate Risk for Convertible Securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of rising interest rates and recent inflationary price movements. The Federal Reserve has aggressively begun to raise interest rates which is likely to drive down the prices of convertible securities held by the Fund. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock. See “—Fixed Income Securities Risks—Duration and Maturity Risk” and “— General Risks—Interest Rate Risks Generally.”
●	Sector Risk. Sector risk is the risk that returns from the economic sectors in which convertible securities are concentrated will trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better-or-worse-than the convertible securities market in general. These periods have, in the past, lasted for as long as several years. Moreover, the sectors that dominate this market change over time.

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund invests is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Stock Risk. There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any

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arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.
●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Warrants and Rights. The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. Interest rates have risen in recent months, and the risk that they may continue to do so is pronounced. See “— General Risks—Interest Rate Risks Generally.”
●	Issuer Risk. Issuer risk is the risk that the value of an income- or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial

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leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

●	Credit Risk. Credit risk is the risk that one or more income- or dividend-paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Non-Investment Grade Securities.” The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income- or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
●	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Investment Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Investment Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship.

Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management

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purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates.

Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

LIBOR Risk. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. LIBOR can no longer be used to calculate new deals as of December 31, 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the one-week and two-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative, and after June 30, 2023, the overnight, one-month, three-month, six-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions recommended replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by reference to short-term repurchase agreements, backed by Treasury securities. Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and any of our existing financial instruments which reference LIBOR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including, but not limited to, the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain

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market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of, new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Moreover, these alternative rate-setting provisions may not be designed for regular use in an environment where LIBOR ceases to be published, and may be an ineffective fallback following the discontinuation of LIBOR. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. The elimination of LIBOR could have an adverse impact on the market value of and/or transferability of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Interest Rate Risk Generally. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. Interest rates have risen in recent months, and the risk that they may continue to do so is pronounced.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also

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may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Annual Report in further detail, including under “—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities Risks—Interest Rate Risk,” “—Fixed Income Securities Risks— Prepayment Risk,” and “—General Risks—Inflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under“—Non-Investment Grade Securities.”

Non-Investment Grade Securities (Principal). The Fund may invest in below investment-grade securities, also known as “junk bonds” or “high-yield securities.” These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

●	greater volatility;
●	potentially greater sensitivity to general economic or industry conditions;
●	potential lack of attractive resale opportunities (illiquidity); and
●	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the

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rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

Non-investment grade rated securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds and dividend-paying securities moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. The Fund may be subject to a greater risk of rising interest rates due to the current period of rising interest rates and recent inflationary price movements. The Federal Reserve has aggressively begun to raise interest rates which is likely to drive down the prices of below investment grade securities. See “—Fixed Income Securities Risks—Duration and Maturity Risk” and “— General Risks—Interest Rate Risks Generally.”

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

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Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, there have been market indicators of a rise in inflation. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s

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investment objectives, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Smaller Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view.

Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than the companies in which the Fund may invest.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward

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contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
●	Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities

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custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

●	Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
●	Brexit Risk. Pursuant to an agreement setting out the terms on which the United Kingdom may leave the European Union (the “EU”)(“Brexit”), the United Kingdom formally withdrew from the EU, effective January 31, 2020, and the United Kingdom remained in the EU’s customs union and single market until December 31, 2020. The United Kingdom and the EU have entered into a Trade and Cooperation Agreement (the “TCA”), which came into full force on May 1, 2021, and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the TCA is a new legal framework, its implementation may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. Moreover, while the TCA regulates a number of important areas, significant parts of the United Kingdom economy are not addressed in detail by the TCA, including in particular the services sector, which represents the largest component of the United Kingdom’s economy. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. While certain measures have been proposed and/or implemented within the United Kingdom and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to de-termine whether such measures would achieve their intended effects. Notwithstanding the foregoing, the extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. For example, during this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for compa-

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nies that rely significantly on Europe for their business activities and revenues. Additional risks associated with Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services businesses that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Restricted and Illiquid Securities Risk. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Special Risks Related to Investment in Derivatives. The Fund may participate in certain derivative transactions, as described herein. Such transactions entail certain execution, market, liquidity, hedging and tax

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risks. Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivative transactions include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;
●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;
●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
●	the possible absence of a liquid secondary market for any particular instrument at any time;
●	the possible need to defer closing out certain positions to avoid adverse tax consequences;
●	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to remain in compliance with the 1840 Act restrictions regarding derivatives transactions; and
●	the creditworthiness of counterparties.

Certain derivatives may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which derivatives are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many over-the-counter (“OTC”) derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments.

Furthermore, the Fund’s ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission, or the “CFTC.” The Dodd-Frank Act has made broad changes to the OTC derivatives market, granted significant new authority to the CFTC and the SEC to regulate OTC derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed

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affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain OTC derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

In addition, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by closed-end funds (“Rule 18f-4”), which the Fund was required to comply with as of August 19, 2022. As a result, the Fund is required to implement and comply with the Rule 18f-4 limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework previously used to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require the Fund, if the Fund’s use of derivatives is more than a limited specified exposure amount (10% of net assets), to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These requirements may limit the ability of the Fund to invest in derivatives, engage in securities lending activities, short sales, reverse repurchase agreements and similar financing transactions. Additionally, Rule 18f-4 and the SEC’s corresponding recission and withdrawal of prior guidance and relief related to asset segregation and asset coverage requirements under section 18 of the 1940 Act may affect the Fund’s ability to implement its investment strategy, pursue its investment objectives and may increase the cost of the Fund’s investments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Fund’s ability to use these instruments as a part of the Fund’s investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which we engage in derivative transactions could also prevent us from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining

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any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements

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be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Significant Holdings Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Healthcare Sector Risk. The Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by companies in the healthcare sector. The profitability of companies in the healthcare sector may be affected by legislative activities and extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive civil litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Information Technology Sector Risk. The Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by information technology companies. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies are heavily dependent on patent protection and the expiration of or infringement on patents may adversely affect the profitability of such companies.

The securities of information technology companies tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation, product and/or service obsolescence, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect information technology companies. These companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those information technology

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companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Financial Services Company Risk. The Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by financial services companies. Financial services are generally involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of September 30, 2022, the amount of leverage represented approximately 30% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise deleverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “—Special Risks to Holders of Common Shares—Leverage Risk.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset

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value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Fund’s investment activities to the Investment Adviser, subject to oversight by the Board.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Thomas Dinsmore and Mr. James Dinsmore, who serve as the Fund’s portfolio managers, in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Thomas Dinsmore or Mr. James Dinsmore, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Thomas Dinsmore or Mr. James Dinsmore in the event of their death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters in certain parts of the world, terrorist attacks in the United States and around the world, trade or tariff arrangements, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, historical adversaries and the international community generally, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the Economic and Monetary Union, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economics, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form a virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may

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in the future result in additional government shutdowns, which could have a material adverse effect on the Funds’ investments and operations. In addition, the Funds’ ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus (COVID-19) outbreak, generally subsided, uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. It is not known how long the securities markets may be affected by similar events, and the effects of similar events in the future on the U.S. economy and securities markets cannot be predicted. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Tax Cuts and Jobs Act made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. In addition, on

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August 16, 2022, the Biden administration signed into law the Inflation Reduction Act, which modifies key aspects of the Code, including by creating an alternative minimum tax on certain corporations and an excise tax on stock repurchases by certain corporations. The effect of these changes on the value of our assets or the Fund’s common shares or market conditions generally, is uncertain.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Regulation and Government Intervention Risk. The global financial crisis led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state and other governments and certain foreign governments and their regulatory agencies or self-regulatory organizations may take legislative and regulatory actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective.

The SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, valuation, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

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In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the United States. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline and change immigration enforcement priorities. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate; changes to regulatory enforcement priorities; and spending on clean energy and infrastructure. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government have led in the past, and may lead in the future, to short term or prolonged policy impasses, which could, and have, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have an adverse impact on companies in the Fund’s portfolios and consequently on the value of their securities and the Fund’s net asset values.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Loans of Portfolio Securities Risk. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times collateralized by cash or cash equivalents which are maintained at all times in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term highly

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liquid obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than a borrower of the Fund’s portfolio securities or any affiliate of such borrower) which qualifies as a custodian bank for an investment company under the 1940 Act. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines (if any).

A loan may generally be terminated by the borrower on one business days’ notice, or by the Fund at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal and customary settlement time for securities transactions, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

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Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund or its shareholders. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies. Similarly, the Biden administration has indicated that it intends to modify key aspects of the Code, including by increasing corporate and individual tax rates. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in the Fund.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, meet certain asset diversification tests, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to shareholders. For a more complete discussion of these and other U.S. federal income tax considerations.

1940 Act Regulation. The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Annual Report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objectives.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in

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appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyber-terrorists or others engaged in corporate espionage. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/ or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by terrorist organizations and hostile foreign governments. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security policies, plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. Like other funds and business enterprises, the Fund and its service providers are subject to the risk of cyber incidents occurring from time to time.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting

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the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Special Risks to Holders of Common Shares

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of September 30, 2022, the amount of leverage represented approximately 30% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred

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shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the borrowings, notes or preferred shares, or of losing its ratings on its notes or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares, or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

●	Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 0.80% of the first $100,000,000 of average weekly net assets and 0.55% of average weekly net assets in excess of $100,000,000 exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. (The Fund’s “net” assets for this purpose includes the liquidation of any preferred shares outstanding.) If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders and do not reduce the principal due to noteholders on maturity or the liquidation preference to which preferred shareholders are entitled. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as

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preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

●	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.
●	Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 30% of the Fund’s total net assets (the Fund’s average amount of outstanding financial leverage during the fiscal year ended September 30, 2022), and (2) charge interest or involve dividend payments at a projected

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blended annual average leverage dividend or interest rate of 4.86% (the average interest rate on the Fund’s outstanding financial leverage during the fiscal year ended September 30, 2022), then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.50% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 30% of the Fund’s total net assets (the Fund’s average amount of outstanding financial leverage during the fiscal year ended September 30, 2022), the Fund’s current projected blended annual average leverage dividend or interest rate of 4.86% (the average interest rate on the Fund’s outstanding financial leverage during the fiscal year ended September 30, 2022), a management fee at an annual rate of 0.76% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.04% of the Fund’s net assets attributable to common shares. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risk Factors and Special Considerations.”

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder	(16.90)%	(9.73)%	(2.56)%	4.61%	11.78%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. As described above in “–General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

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Special Risks to Holders of Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to an offering, there will be no public market for any series of fixed rate preferred shares. In the event any series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE American. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

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For the fiscal year ended September 30, 2022, the Fund made distributions of $1.50 per common share, none of which constituted a return of capital. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating (if any) by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating (if any) does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes or preferred shares, we may alter our portfolio or redeem the preferred securities or notes under certain circumstances.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

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INVESTMENT RESTRICTIONS

Fundamental Restrictions and Policies

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund. The Fund has issued preferred shares and may in the future issue additional series of preferred shares. Accordingly, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund voting as a separate class would also be required to change a fundamental policy. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) with respect to 85% of its total assets, taken at market value, invest in securities of any one issuer (other than the United States or its agencies or instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, or more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer would be owned by the Fund;

(2) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry; this restriction does not apply to Government Securities, which the Fund may purchase temporarily and for defensive purposes;

(3) make personal loans or loans to persons who control or are under common control with the Fund, or lend its portfolio securities in excess of 10% of its total assets, taken at market value; this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, or investing in loans, including assignments and participation interests;

(4) invest in repurchase agreements maturing in more than seven days or invest more than 5% of its total assets, taken at market value, in repurchase agreements with any single vendor;

(5) purchase any securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities;

(6) borrow money or issue senior securities to the extent such borrowing or issuance would violate the 1940 Act;

(7) underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(8) sell (write) call options on more than 25% of its total assets, taken at market value, and then only if such options are “covered,” i.e., they are written on common stocks owned by the Fund or which the Fund has an immediate right to acquire through conversion or exchange of other securities; or invest more than 2% of its total assets, taken at market value, in the purchase of put options on common stocks owned by the Fund or which it has an immediate right to acquire through conversion or exchange of other securities and in the purchase of

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put options on one or more broadly based stock market indices; the Fund may enter into closing transactions with respect to call options which it has written; the Fund may only write or purchase options listed on a national securities exchange; except as stated above the Fund may not engage in options transactions;

(9) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns, or has the immediate right to acquire through conversion or exchange, an equal amount of such securities, and not more than 25% of its total assets, taken at market value, are held as collateral for such sales;

(10) invest more than 10% of its total assets, taken at market value, in the securities of foreign issuers, except that this limitation shall not apply to (a) securities convertible into or exchangeable for common stock of U.S. companies, or (b) U.S. dollar-denominated securities convertible into or exchangeable for American Depositary Receipts that at the time of purchase (i) are listed on the New York Stock Exchange (“NYSE”), the NYSE American or the NASDAQ National Market, or (ii) the underlying issuers of which met the then prevailing earnings requirement for listing on the NYSE and also file Form 20-F (or comparable form) with the SEC;

(11) make investments for the purpose of exercising control or management, except in connection with a merger of the Fund and another investment company or the acquisition by the Fund of all or substantially all of the assets or voting securities of another investment company;

(12) purchase or sell commodities or commodity contracts; or

(13) purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments; this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including without limitation real estate investment trusts, or investing in securities that are secured by real estate or interests therein.

For purposes of restriction (2) above, assets allocated to any bank loan where the Fund does not assume a contractual lending relationship with the borrower will be treated as being invested in the industry of the applicable financial intermediary and the industry of the borrower.

With respect to investment restriction (6), the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in certain such transactions, other than reverse repurchase agreements, the Fund, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure to the transaction (as calculated pursuant to requirements of the SEC). From the outset of the transaction, in accordance with Investment Company Act Release 10666, “Securities Trading Practices of Registered Investment Companies” (April 18, 1979), for reverse repurchase agreements, the Fund will segregate the full

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amount of the Fund’s actual or potential cash payment obligations that the Fund will owe at settlement. The investment restriction regarding borrowing money, described above, will be interpreted to permit the Fund to (a) engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act, (b) segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretation, (c) engage in securities lending in accordance with the SEC staff guidance and interpretations and (d) settle securities transactions within the ordinary settlement cycle for such transactions.

Also with respect to investment restriction (6), the 1940 Act permits the Fund to issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares (measured by liquidation value) and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, common or preferred shares unless outstanding debt securities have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares), or from declaring cash distributions on, or repurchasing, common shares unless preferred shares have an asset coverage of 200% (in each case, after giving effect to such distribution or repurchase).

Non-Fundamental Restrictions and Policies

The Fund has adopted the following non-fundamental restrictions and policies which may be changed by the Fund’s Board of Trustees without the approval of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund will:

(1) not purchase the securities of an issuer if, after giving effect to such purchase, more than 20% of its net assets would be invested in illiquid securities;

(2) not purchase or sell interests in oil, gas or other mineral exploration or development programs; this policy does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions involving oil, gas or other mineral exploration or development programs or interests therein, or investing in securities that are secured by oil, gas or other mineral exploration or development programs or interests therein; and

(3) not make loans to any persons; this policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent the Fund from purchasing debt obligations, entering into repurchase agreements, or investing in loans, including assignments and participation interests.

The percentage restrictions on investments set forth above apply only at the time an investment is made. Thus, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions. Although restriction (3), above, is non-fundamental, the Fund will not modify the non-fundamental policy set forth in restriction (3) above unless such modification is authorized by a majority of the Fund’s outstanding voting securities (voting together as a single class) as defined in the 1940 Act (including separate authorization by the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund voting as a separate class).

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Additionally, the Fund is and may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares. Neither the Fund’s investment objectives nor, except as expressly stated above or elsewhere in the prospectus or this SAI, any of its policies are fundamental, and each may be modified by the Board without shareholder approval.

ADDITIONAL INVESTMENT POLICIES

Additional Investment Policies

Contingent Convertible Securities. One type of convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

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Unpredictable Market Value Fluctuate. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative

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payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the

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above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve all the risks described in this Annual Report regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

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MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Ellsworth Growth and Income Fund Ltd. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5]:

Mario J. Gabelli, CFA Trustee and Chairman Age: 80	Since 2015**	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive wireless communications); Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and Director of ICTC Group Inc. (communications) (2013-2018)

James A. Dinsmore, CFA Trustee and President Age: 39	Since 2013***	1	Portfolio Manager for Gabelli Funds, LLC; President of the Ellsworth Growth and Income Fund Ltd.; Executive Vice President of the Bancroft Fund Ltd. (2013-2015); Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (January 2013-February 2014); Vice President of the Ellsworth Growth and Income Fund Ltd. and the Bancroft Fund Ltd. (2009-2012)	—

INDEPENDENT TRUSTEES[6]:
Kinchen C. Bizzell Trustee Age: 68	Since 2008*	2	Managing Director of Drexel Hamilton (securities broker-dealer); Private Investor (2017-2020); Managing Director of CAVU Securities (securities broker-dealer) (2013- 2016); Investor Relations Managing Director (1998-2013) and Senior Counselor (after 2013) at Burson- Marsteller (global public relations and communications)	—

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Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Elizabeth C. Bogan Trustee Age: 78	Since 1986***	12	Senior Lecturer in Economics at Princeton University	—

James P. Conn Trustee Age: 84	Since 2015*	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[7] Trustee Age: 83	Since 2015*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Daniel D. Harding Trustee Age: 70	Since 2007**	3	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of Reef Consulting & Investment (private equity firm); former Director of TRC (private asset management); former General Partner of Latitude Capital Partners, LLC (private investment)	Atlantic Health Systems, Ocean Reef Community Foundation and Ocean Reef Medical Center Foundation

Michael J. Melarkey[8] Trustee Age: 72	Since 2015*	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[8] Trustee Age: 54	Since 2015**	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Nicolas W. Platt Trustee Age: 69	Since 1997**	2	Private Investor; Member of NYSE American LLC Committee on Securities; Township Committee Member, Harding, New Jersey; Former Mayor of Township of Harding, New Jersey (2013-2016); Managing Director of FTI Consulting Inc. (international consulting company) (March 2009-May 2011)	—

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Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Anthonie C. van Ekris[7] Trustee Age: 88	Since 2015***	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

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Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[9]	Principal Occupation(s) During Past Five Years

OFFICERS:

James A. Dinsmore, CFA Trustee and President Age: 39	Since 2013	Portfolio Manager for Gabelli Funds, LLC; President of the Ellsworth Growth and Income Fund Ltd.; Executive Vice President of the Bancroft Fund Ltd. (2013-2015); Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (January 2013-February 2014); Vice President of the Ellsworth Growth and Income Fund Ltd. and the Bancroft Fund Ltd. (2009-2012)

John C. Ball Treasurer Age: 46	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 69	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 63	Since 2015	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Laurissa M. Martire Vice President and Ombudsman Age: 46	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

Bethany A. Uhlein Vice President and Ombudsman Age: 32	Since 2017	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since 2017; Senior Vice President (since 2021) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	Term expires at the Fund’s 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	Term expires at the Fund’s 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered to be an “interested person”of the Fund because of their affiliation with the Fund’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.

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Additional Fund Information (Unaudited) (Continued)

[7]	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[8]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

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General

The Fund’s Board has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a monthly fee, computed an annual rate of 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. The Fund’s average weekly net assets shall be determined at the end of each month on the basis of the Fund’s average net assets for each week during the month. The assets for each weekly period shall be determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The value of the Fund’s average weekly net assets shall be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities do not include the aggregate liquidation preference of any outstanding preferred shares and accumulated dividends, if any, on those shares). Therefore, the Fund will pay an advisory fee on any assets attributable to certain types of leverage it uses. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a capital structure leveraged with preferred equity.

Because the investment advisory fee is based on a percentage of the Fund’s net assets without deduction for the liquidation preference of any outstanding preferred shares, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of preferred share leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much preferred share leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $17.8 billion as of September 30, 2022. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”) which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third-party investment funds, which include registered investment companies, having assets under management of approximately of $9.8 billion as

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of September 30, 2022; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $2.1 billion as of June 30, 2022, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.8 billion as of September 30, 2022. Teton Advisors, Inc., was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of September 30, 2022. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

A discussion regarding the basis for the Fund’s Board approval of the Investment Advisory Agreement with the Investment Adviser is available in this Annual Report.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund, and indirectly the holders of its common shares, is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees and expenses, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, any sub-custodian and any transfer agent and distribution disbursing agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, SEC fees and preparation of filings with the SEC, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Fund’s Trustees, fidelity bond coverage for the Fund’s officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, expenses of qualifying the Fund’s shares for sale in various states, expenses of personnel performing shareholder servicing functions, rating agency fees, organizational expenses, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

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Additional Fund Information (Continued) (Unaudited)

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Investment Adviser, or to other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/ or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Thomas Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/Teton Fund Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA in Economics from Fairleigh Dickinson University.

James Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several other funds within the Gabelli/Teton Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas Dinsmore and James Dinsmore function as a team and are jointly and primarily responsible for day-to-day management of the Fund.

Non-Resident Trustee

Anthonie C. van Ekris is not a U.S. resident and substantially all of his assets may be located outside of the United States. Mr. van Ekris does not have an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Mr. van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdictions in which Mr. van Ekris resides. Further, it is not certain that such courts would enforce, in an original action, liabilities against Mr. van Ekris predicated solely on U.S. federal securities laws.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-

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Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275%—first $10 billion, 0.0125%—exceeding $10 billion but less than $15 billion, 0.01%— over $15 billion but less than $20 billion and 0.008% over $20 billion. The Sub-Administrator has its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or ask prices are quoted on such day, the security will be valued based on written or standing instructions from the Investment Adviser, which has been appointed Valuation Designee pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Valuation Designee.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued by the Valuation Designee under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Valuation Designee determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

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Additional Fund Information (Continued) (Unaudited)

The Fund obtains valuations on the basis of prices provided by a pricing service monitored by the Valuation Designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the Valuation Designee under procedures adopted pursuant to Rule 2a-5.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Valuation Designee may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE American Closings. The holidays (as observed) on which the NYSE American is closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Ellsworth Growth and Income Fund Ltd.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on August 17, 2022, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers as well as the Independent Board Members’ satisfaction with the performance of the portfolio managers since the Adviser assumed control of the Fund in 2015.

The Independent Board Members also noted that they were impressed with the overall quality of the materials relating to the Board’s consideration of the Advisory Agreement.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, five, and ten year periods (as of June 30, 2022) against a peer group of 11 other convertible funds prepared by the Adviser (the Adviser Peer Group) and against a larger peer group of 27 other closed-end funds constituting the Fund’s Lipper category (Closed-End Core, Convertible and Value Equity Funds) (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance was in the in the third quartile for the one year, three year, five year, and ten year periods for the Adviser Peer Group, and in the fourth quartile for the one year and three year periods, and in the third quartile for the five year and ten year periods for the Lipper Peer Group. The Independent Board Members then discussed the utility of these comparisons, noting the inclusion of unlevered open-end funds in the applicable peer groups and the impact of the Fund’s leveraged capital structure in the challenging market for convertible securities over the past year. The Independent Board Members noted that the Fund’s performance compared more favorably with leveraged closed-end funds included in the Adviser Peer Group, recognizing that the Fund had the best performance of this subset of the Adviser Peer Group over the one year period. The Independent Board Members discussed how this result was consistent with their overall view of the high quality portfolio management services the Adviser provides to the Fund.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge and noted the Adviser’s estimated pre-tax operating margin attributable to the Fund in both scenarios.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the Fund’s advisory fee contained a reduction for assets in excess of $100 million, which would indicate a sharing even if economies of scale were not experienced at such a low asset level.

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Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within the Adviser Peer Group, the Fund’s investment management fee was above the Adviser Peer Group average and total expense ratio was below the Adviser Peer Group average. It was noted that within the Adviser Peer Group, 3 of the other 11 funds employ leverage. The Independent Board Members further noted that both the Fund’s investment management fee and total expense ratio were below the Lipper Peer Group average. The Independent Board Members also noted that the management fee structure was different from that in effect for most of the Gabelli funds, in that it contains a reduction for assets in excess of $100 million and is lower than the management fees in effect for most other Gabelli funds due to the retention of the Fund’s historical fee structure when the Adviser assumed the management of the Fund in 2015.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the Fund’s performance record has been acceptable since the Adviser assumed control of the Fund in 2015. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was acceptable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

ELLSWORTH GROWTH AND INCOME FUND LTD.

INCOME TAX INFORMATION (Unaudited)

September 30, 2022

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains	Return of Capital	Total Amount Paid Per Share (b)	Dividend Reinvestment Price
Common Stock
11/28/21	11/24/21	$0.15949	$0.95051	—	$1.11000	$13.60000
03/24/22	03/17/22	0.01868	0.11132	—	0.13000	11.63000
06/23/22	06/15/22	0.01868	0.11132	—	0.13000	9.69000
09/23/22	09/16/22	0.01868	0.11132	—	0.13000	10.11000
		$0.21553	$1.28447	—	$1.50000
5.250% Series A Cumulative Preferred Shares
12/27/21	12/17/21	$0.0506300	$0.2775000	—	$0.3281300
03/28/22	03/21/22	0.0506300	0.2775000	—	0.3281300
06/27/22	06/17/22	0.0506300	0.2774900	—	0.3281200
09/26/22	09/19/22	0.0506300	0.2774900	—	0.3281200
		$0.2025200	$1.1099800	—	$1.3125000

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

For the fiscal year ended September 30, 2021, the Fund paid to common shareholders and 5.250% Series A preferred shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.21553 and $0.20252 per share, respectively, and long term capital gains totaling $18,784,458 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2022, 41.54% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 47.10% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 32.59% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term capital gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2022 which was derived from U.S. Treasury securities was 2.37%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. Ellsworth Growth and Income Fund Ltd. did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of September 30, 2022 was 13.3%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

ELLSWORTH GROWTH AND INCOME FUND LTD.

INCOME TAX INFORMATION (Unaudited) (Continued)

September 30, 2022

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Total Distributions(b)
Common Shares
2022	$0.17614	$0.03939	$1.28447	$1.50000
2021	0.16753	0.30571	0.85676	1.33000
2020	0.19826	0.16445	0.44729	0.81000
2019	0.20397	0.04528	0.24075	0.49000
2018	0.19370	0.07520	0.21120	0.48010
2017	0.22827	0.00173	0.21000	0.44000
2016	0.25610	0.00870	0.53220	0.79700

Series A Cumulative
Preferred Shares
2022	$0.16551	$0.03701	$1.10998	$1.31250
2021	0.16532	0.30168	0.84550	1.31250
2020	0.32127	0.26647	0.72476	1.31250
2019	0.54998	0.12128	0.64124	1.31250
2018	0.54510	0.22027	0.57630	1.34167

(a)	Taxable as ordinary income for Federal tax purposes.

(b)	Total amounts may differ due to rounding.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

The net asset value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The net asset value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the net asset value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Kinchen C. Bizzell
Former Managing Director,
CAVU Securities

Elizabeth C. Bogan
Senior Lecturer in Economics
at Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

James A. Dinsmore, CFA
Portfolio Manager
Gabelli Funds, LLC

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Daniel D. Harding
Managing General Partner,
Global Equity Income Fund

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Kuni Nakamura
President,
Advanced Polymer, Inc.

Nicolas W. Platt
Former Managing Director,
FTI Consulting Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

OFFICERS

James A. Dinsmore, CFA
President

John C. Ball
Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President & Ombudsman

Bethany A. Uhlein
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

American Stock Transfer & Trust
Company, LLC

ECF Q3/2022

GABELLI
FUNDS

ELLSWORTH GROWTH AND INCOME FUND LTD.

ECF

Annual Report
September 30, 2022

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Daniel D. Harding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,500 for 2021 and $24,000 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2021 and $3,500 for 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,500 for 2021 and $0 for 2022. This relates to updating the registrant’s registration statement.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,250 for 2021 and $3,500 for 2022.
(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.
(i)	Not Applicable.
(j)	The registrant is not a foreign issuer.
Item 5.	Audit Committee of Listed Registrants.
(a)	The registrant has a separately designated audit committee consisting of the following members: Kinchen C. Bizzell, Elizabeth C. Bogan, Daniel D. Harding, and Kuni Nakamura.

(b)	Not applicable.
Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: April 6, 2022

Internal Use Only

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.       Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: April 6, 2022

Internal Use Only

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolios.

Revised: April 6, 2022

Internal Use Only

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve

Revised: April 6, 2022

Internal Use Only

months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Revised: April 6, 2022

Internal Use Only

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: April 6, 2022

Internal Use Only

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Revised: April 6, 2022

Internal Use Only

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

Revised: April 6, 2022

Internal Use Only

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised: April 6, 2022

Internal Use Only

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised: April 6, 2022

Internal Use Only

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely

Revised: April 6, 2022

Internal Use Only

economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.

Revised: April 6, 2022

Internal Use Only

•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: April 6, 2022

Internal Use Only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Mr. Thomas Dinsmore and Mr. James Dinsmore serve as Portfolio Managers of the Ellsworth Growth and Income Fund.

Portfolio Management

Thomas Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. T. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. T. Dinsmore was Chairman and CEO of Dinsmore Capital from 1996 to 2015. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

James Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. J. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. J. Dinsmore received a BA in Economics from Cornell University and an MBA from Rutgers University.

Ellsworth Growth & Income Fund (As of September 30, 2022)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Thomas H. Dinsmore	Registered Investment Companies:	3	$296.5 million	0	$0
	Other Pooled Investment Vehicles:	1	$8.0 million	0	$0
	Other Accounts:	7	$3.2 million	0	$0
James A. Dinsmore	Registered Investment Companies:	3	$296.5 million	0	$0
	Other Pooled Investment Vehicles:	1	$8.0 million	0	$0
	Other Accounts:	5	$0.6 million	0	$0

Potential Conflicts of Interests

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest. The Investment Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for the Portfolio Managers. The compensation for the Portfolio Managers for the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Thomas Dinsmore and James Dinsmore each own $500,001 – $1,000,000 and $10,001 – $500,000, respectively, of shares in the Fund as of September 30, 2022.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 04/01/2022 through 04/30/2022	Common – 53,531 Preferred Series A – N/A	Common – $10.19 Preferred Series A – N/A	Common – 53,531 Preferred Series A – N/A	Common – 13,912,014 - 53,531 = 13,258,483 Preferred Series A – 1,200,000
Month #2 05/01/2022 through 05/31/2022	Common – 91,292 Preferred Series A – N/A	Common – $9.03 Preferred Series A – N/A	Common – 91,292 Preferred Series A – N/A	Common –13,858,483 - 91,292 = 13,767,191 Preferred Series A – 1,200,000
Month #3 06/01/2022 through 06/30/2022	Common – 49,379 Preferred Series A – N/A	Common – $8.86 Preferred Series A – N/A	Common – 49,379 Preferred Series A – N/A	Common – 13,767,191 - 49,379 = 13,717,812 Preferred Series A – 1,200,000
Month #4 07/01/2022 through 07/31/2022	Common – 12,146 Preferred Series A – N/A Preferred Series B – N/A	Common – $8.74 Preferred Series A – N/A Preferred Series B – N/A	Common – 12,146 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,717,812 - 12,146 = 13,705,666 Preferred Series A – 1,200,000 Preferred Series B – 2,503,000

Month #5 08/01/2022 through 08/31/2022	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 13,705,666 Preferred Series A – 1,200,000 Preferred Series B – 2,503,000
Month #6 09/01/2022 through 09/30/2022	Common – N/A Preferred Series A – 1,572 Preferred Series B – N/A	Common – N/A Preferred Series A – $23.43 Preferred Series B – N/A	Common – N/A Preferred Series A – 1,572 Preferred Series B – N/A	Common – 13,705,666 Preferred Series A – 1,200,000 - 1,572 = 1,198,428 Preferred Series B – 2,503,000
Total	Common – 206,348 Preferred Series A – 1,572 Preferred Series B – N/A	Common – $9.30 Preferred Series A – $23.43 Preferred Series B – N/A	Common – 206,348 Preferred Series A – 1,572 Preferred Series B – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Effective August 17, 2022, the Board of Trustees (the “Board”) of Ellsworth Growth & Income Fund Ltd., a Delaware statutory trust (the “Fund”), including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP (“PWC”) as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2022.

PWC’s reports on the financial statements of the Fund for the fiscal years ended September 30, 2021 and September 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period through August 17, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with their reports on the Fund's financial statements for such fiscal years.

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period through August 17, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

PWC has furnished the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated November 30, 2022 is attached as Attachment A to this exhibit.

On August 17, 2022, the Board appointed Tait Weller (“Tait”) to serve as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2022. The Fund knows of no direct financial or material indirect financial interest of Tait in the Fund.

During the fiscal years ended September 30, 2021 and September 30, 2020, and the subsequent interim period prior to engaging Tait, neither the Fund, nor anyone on its behalf, consulted with Tait with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ellsworth Growth and Income Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	December 1, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 1, 2022

* Print the name and title of each signing officer under his or her signature.